FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 21, 2005
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                           FLEXSTEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

       Minnesota                     0-5151                     42-0442319
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

              3400 Jackson Street, Dubuque, Iowa                   52001
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            (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code 563-556-7730
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

          On June 21, 2005, Flexsteel Industries, Inc. Aligns Management Team. See the Press Release attached.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FLEXSTEEL INDUSTRIES, INC.
                                           --------------------------
                                                  (Registrant)


Date:     June 21, 2005               By: /s/ Timothy E. Hall
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                                          Timothy E. Hall
                                          Vice President, CFO, and Treasurer
                                          Principal Financial Officer